Exhibit 24(a)

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, does hereby make, constitute and appoint DAVID P. RADLOFF the undersigned’s true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre-effective and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, which, when issued, may rank on a parity with or be subordinated to all other unsecured and unsubordinated indebtedness of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorney-in-fact full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 12th day of June, 2013.

/s/ Richard J. Penn

Richard J. Penn

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, does hereby make, constitute and appoint RICHARD J. PENN the undersigned’s true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre-effective and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, which, when issued, may rank on a parity with or be subordinated to all other unsecured and unsubordinated indebtedness of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorney-in-fact full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 12th day of June, 2013.

/s/ David P. Radloff

David P. Radloff

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, does hereby make, constitute and appoint RICHARD J. PENN and DAVID P. RADLOFF, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre-effective and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, which, when issued, may rank on a parity with or be subordinated to all other unsecured and unsubordinated indebtedness of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 12th day of June, 2013.

/s/ Martha Goldberg Aronson

Martha Goldberg Aronson

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, does hereby make, constitute and appoint RICHARD J. PENN and DAVID P. RADLOFF, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre-effective and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, which, when issued, may rank on a parity with or be subordinated to all other unsecured and unsubordinated indebtedness of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 12th day of June, 2013.

/s/ Wayne M. Fortun

Wayne M. Fortun

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, does hereby make, constitute and appoint RICHARD J. PENN and DAVID P. RADLOFF, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre-effective and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, which, when issued, may rank on a parity with or be subordinated to all other unsecured and unsubordinated indebtedness of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 12th day of June, 2013.

/s/ Russell Huffer

Russell Huffer

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, does hereby make, constitute and appoint RICHARD J. PENN and DAVID P. RADLOFF, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre-effective and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, which, when issued, may rank on a parity with or be subordinated to all other unsecured and unsubordinated indebtedness of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 12th day of June, 2013.

/s/ Frank P. Russomanno

Frank P. Russomanno

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, does hereby make, constitute and appoint RICHARD J. PENN and DAVID P. RADLOFF, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre-effective and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, which, when issued, may rank on a parity with or be subordinated to all other unsecured and unsubordinated indebtedness of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 12th day of June, 2013.

/s/ Philip E. Soran

Philip E. Soran

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, does hereby make, constitute and appoint RICHARD J. PENN and DAVID P. RADLOFF, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre-effective and post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, which, when issued, may rank on a parity with or be subordinated to all other unsecured and unsubordinated indebtedness of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 12th day of June, 2013.

/s/ Thomas R. VerHage

Thomas R. VerHage